EXHIBIT 10.2

EXECUTION VERSION

SECOND AMENDMENT
TO RESTRUCTURING SUPPORT AGREEMENT

Second Amendment to Restructuring Support Agreement (this “Amendment”), dated as of March 28, 2016, to that certain Restructuring Support Agreement made and entered into as of January 10, 2016, as amended by the First Amendment to Restructuring Support Agreement, dated as of February 25, 2016 (the “Restructuring Support Agreement”), by and among (i) the parties signatory thereto which are lenders under the First Lien Credit Agreement (each such party a “Consenting Lender”, and collectively, the “Consenting Lenders”), (ii) Arch Coal, Inc., a Delaware corporation (“Arch Coal”), and (iii) each of the subsidiaries of Arch Coal signatory thereto (collectively with Arch Coal, the “Company”).  Capitalized terms used in this Amendment and not otherwise defined shall have the meanings set forth in the Restructuring Support Agreement.

RECITALS

WHEREAS, Arch Coal, the other guarantors party thereto, the lenders party thereto (including the Consenting Lenders) and Wilmington Trust, National Association, as successor term loan administrative agent and successor collateral agent under the First Lien Credit Agreement (the “First Lien Agent”) have entered into the First Lien Credit Agreement;

WHEREAS, pursuant to the Restructuring Support Agreement, the Parties thereto agreed to support a Restructuring that is to be implemented through the Plan;

WHEREAS, the Company has requested a limited waiver of certain Consenting Lender Termination Events under Section 5.02(g) of the Restructuring Support Agreement;

WHEREAS, the Company has requested an amendment to the Restructuring Support Agreement; and

WHEREAS, the parties hereto have agreed to (i) provide a limited waiver of such Consenting Lender Termination Events and (ii) amend the Restructuring Support Agreement, in each case, on the terms and conditions set forth in this Amendment.

AGREEMENT

NOW THEREFORE, for and in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.   Limited Waiver of Consenting Lender Termination Events. Effective as of the Amendment Effective Date (as defined below), the Consenting Lenders party hereto hereby waive the following:

(a)         Any Consenting Lender Termination Event set forth in Section 5.02(g)(iii) of the Restructuring Support Agreement solely to the extent arising out of the failure of the Company to obtain, prior to ninety (90) days after the Petition Date, entry of the RSA Assumption Order by the Bankruptcy Court; provided that it shall be a Consenting Lender

Termination Event if the Company fails to obtain, prior to May 13, 2016 or such later date as may be agreed to in writing by the Majority Consenting Lenders, entry of the RSA Assumption Order, in form and substance reasonably satisfactory to the Majority Consenting Lenders and otherwise in accordance with the Restructuring Support Agreement;

(b)         Any Consenting Lender Termination Event set forth in Section 5.02(g)(v) of the Restructuring Support Agreement solely to the extent arising out of the failure of the Company to deliver to the First Lien Lender Group, no later than sixty (60) days after the Petition Date, an updated business plan; provided that it shall be a Consenting Lender Termination Event if the Company fails to comply with or achieve the following deadlines: (i) no later than 5:00 P.M. Eastern Time on April 1, 2016 or such later date as may be agreed to in writing by the Majority Consenting Lenders, delivery to the First Lien Lender Group of an updated business plan, (ii) on or before April 8, 2016 or such later date as may be agreed to in writing by the Majority Consenting Lenders, obtaining confirmation from the First Lien Lender Group that the updated business plan is reasonably acceptable to the Majority Consenting Lenders, and (iii) no later than April 15, 2016 or such later date as may be agreed to in writing by the Majority Consenting Lenders, making publicly available the materials attached hereto as Exhibit A, which the Company believes, in its reasonable judgment, cleanses the Consenting Lenders of any material non-public information received in connection with Section 1(b)(i) hereof, either pursuant to the filing of the Disclosure Statement or a posting on the Securities and Exchange Commission’s website; provided that, after delivery of an updated business plan, the Company may replace the materials set forth in Exhibit A with corresponding materials from such updated business plan; and

(c)          Any Consenting Lender Termination Event set forth in Section 5.02(g)(vi) of the Restructuring Support Agreement solely to the extent arising out of the failure of the Company to file, no later than ninety (90) days after the Petition Date, the Plan and Disclosure Statement; provided that it shall be a Consenting Lender Termination Event if the Company fails to comply with or achieve the following deadlines: (i) no later than April 26, 2016 or such later date as may be agreed to in writing by the Majority Consenting Lenders, filing the Plan and Disclosure Statement, which Plan and Disclosure Statement shall provide for the consummation of the Restructuring provided for in the Term Sheet and each of which otherwise shall be in form and substance reasonably satisfactory to the Majority Consenting Lenders, and (ii) no later than June 10, 2016 or such later date as may be agreed to in writing by the Majority Consenting Lenders, obtaining Bankruptcy Court approval of the Disclosure Statement.

SECTION 2.   Amendment to Restructuring Support Agreement. Effective as of the Amendment Effective Date, the Company and the Consenting Lenders party hereto hereby amend footnote 5 appearing in Exhibit A to the Restructuring Support Agreement by deleting the reference to “the date that is 90 days after the Petition Date” appearing therein and replacing such reference with “April 22, 2016 or such other date as may be agreed to in writing by the Company and the Majority Consenting Lenders”.

SECTION 3.   Compliance with Restructuring Support Agreement.  As of the Amendment Effective Date, each of the parties hereto represents and warrants, severally and not jointly, to each other party that (i) it is in compliance with all of the terms and provisions set forth in the Restructuring Support Agreement (as amended by this Amendment) and (ii) no material breach has occurred and is continuing under the Restructuring Support Agreement.

SECTION 4.   Effect of Amendment on the Restructuring Support Agreement.  Except as specifically amended or waived hereby, the terms and provisions of the Restructuring Support Agreement are in all other respects ratified and confirmed and remain in full force and effect without modification or limitation.  No reference to this Amendment need be made in any notice, writing or other communication relating to the Restructuring Support Agreement, and any such reference to the Restructuring Support Agreement shall be deemed a reference thereto as amended by this Amendment.  This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed or construed (i) to be a consent granted pursuant to, or a waiver (except for the specific waivers set forth above), modification or forbearance of, any term or condition of the Restructuring Support Agreement, any of the instruments or agreements referred to therein or a waiver of any breach under the Restructuring Support Agreement, whether or not known to the First Lien Agent or any of the Consenting Lenders, or (ii) to prejudice any right or remedy which the First Lien Agent, any Consenting Lender or the Company may now have or have in the future under or in connection with the Restructuring Support Agreement, or any of the instruments or agreements referred to therein, as applicable.

SECTION 5.   Effectiveness of This Amendment.  This Amendment shall become effective and binding on each Party on the date (such date, the “Amendment Effective Date”) counsel to the parties hereto have received signature pages hereto signed by the Company and the Consenting Lenders constituting Majority Consenting Lenders.

SECTION 6.   Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

SECTION 7.   Counterparts; Electronic Execution.  This Amendment may be executed and delivered in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.  Delivery of an executed copy of this Amendment shall be deemed to be a certification by each person executing this Amendment on behalf of a party hereto that such person and party hereto has been duly authorized and empowered to execute and deliver this Amendment and each other party hereto may rely on such certification.  Delivery of any executed signature page of this Amendment by telecopier, facsimile or electronic mail shall be as effective as delivery of a manually executed signature page of this Amendment.

SECTION 8.   Reference to Restructuring Support Agreement.  All references to the “Restructuring Support Agreement”, “hereunder”, “hereof” or words of like import in the Restructuring Support Agreement shall mean and be a reference to the Restructuring Support

Agreement as modified hereby and as may in the future be amended, restated, supplemented or modified from time to time.

SECTION 9.   Breach of Amendment.  This Amendment shall be part of the Restructuring Support Agreement and a breach of any representation, warranty or covenant herein shall constitute a breach under the Restructuring Support Agreement, without the giving of notice or the passage of time.

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Signatures on next page].

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have executed and delivered this Second Amendment to Restructuring Support Agreement as of the date hereof.

ARCH COAL INC., on behalf of itself and each of the Guarantors

By:	/s/ Robert G. Jones
Name:	Robert G. Jones
Title:	Senior Vice President — Law, General
Counsel and Secretary

[Signature Page to Second Amendment to Restructuring Support Agreement]